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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: OCTOBER 8, 2001



                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    NEVADA                        0-27331                 88-0348835
(STATE OR OTHER            (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                         121 West 27th Street, Suite 903
                            New York, New York 10001
                                 (212) 255-1500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

         On October 8, 2001, FindWhat.com, a Nevada corporation provided guidance for future financial performance. The press release is included as
Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.   EXHIBITS.

         (c)      EXHIBITS.

             Exhibit No.                        Description

                  99 Press Release, dated October 8, 2001, entitled "FINDWHAT.COM RELEASES GUIDANCE FOR 2002 FINANCIAL RESULTS AND WILL ANNOUNCE THIRD QUARTER EARNINGS ON OCTOBER 22."


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 FINDWHAT.COM


Date:  October 8, 2001                           By:   /s/ Phillip R. Thune
                                                    ----------------------------
                                                 Chief Operating Officer and
                                                 Chief Financial Officer










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                                  EXHIBIT INDEX

            Exhibit No.                Description


               99 Press Release, dated October 8, 2001, entitled "FINDWHAT.COM RELEASES GUIDANCE FOR 2002 FINANCIAL RESULTS AND WILL ANNOUNCE THIRD QUARTER EARNINGS ON OCTOBER 22."